SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported):

                       December 16, 2003


                           Cadiz Inc.
     (Exact name of Registrant as specified in its charter)

                   ----------------------------

                            DELAWARE
         (State or other jurisdiction of incorporation)


                0-12114                        77-0313235
        (Commission File Number)   (IRS Employer Identification No.)


777 South Figueroa Street, Suite 4250, Los Angeles, CA      90017
   (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (213) 271-1600


ITEM 5.   OTHER EVENTS
          ------------

     The Registrant announced today the completion of numerous transactions, a summary of which are set forth in the press release dated as of December 16, 2003, issued by the Registrant and attached hereto as Exhibit 99.1.

ITEM 7.   EXHIBITS
          --------

          99.1 Press Release dated December 16, 2003


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Cadiz Inc.



                              By:  /s/ Jennifer Hankes Painter
                                 -----------------------------
                                 Jennifer Hankes Painter
                                 General Counsel and Corporate
                                 Secretary


Dated:  December 17, 2003